INTEGRITY MANAGED PORTFOLIOS

Supplement dated February 24, 2016 to the
Statement of Additional Information dated November 30, 2015

KANSAS MUNICIPAL FUND (TICKER: KSMUX)
MAINE MUNICIPAL FUND (TICKER: MEMUX)
NEBRASKA MUNICIPAL FUND (TICKER: NEMUX)
NEW HAMPSHIRE MUNICIPAL FUND (TICKER: NHMUX)
OKLAHOMA MUNICIPAL FUND (TICKER: OKMUX)

(collectively, the "Funds")

This Supplement updates certain information contained in the Integrity Managed Portfolios Statement of Additional Information ("SAI") dated November 30, 2015. You should retain this Supplement and the SAI for future reference.

The first paragraph in the section "Management of the Funds" on page B-18 is hereby deleted in its entirety and replaced with the following:

The Board of Integrity Managed Portfolios consists of five Trustees. These same individuals also serve as Trustees for the four series of The Integrity Funds and the two series of Viking Mutual Funds. Four Trustees (80% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the "Independent" Trustees. The remaining Trustee is "interested" as described below.

The Independent Trustees table in the section "Management of the Funds" beginning on page B-18 is hereby supplemented with the following:

Wade A. Dokken 1 North Main St. Minot, ND 58703 Birth date: March 3, 1960

Principal occupation(s): Member, WealthVest Financial Partners (2009 to present); Co-President, WealthVest Marketing (2009 to present); Trustee: Integrity Managed Portfolios, The Integrity Funds and Viking Mutual Funds

Trustee Began serving Trust: February 2016 11 Funds overseen	Other Directorships Held During the Past Five Years and Not Set Forth Above: Not applicable

The first sentence of the last paragraph in the section "Management of the Funds" on page B-20 is hereby deleted in its entirety and replaced with the following:

In summarizing the above information, Messrs. Walstad, Backes, Dokken, Maxson, and Stai are Trustees of three open-end investment companies advised by the Investment Adviser (representing 11 portfolios).

The third sentence of the first paragraph in the section "Board of Trustees–Board Leadership Structure" on page B-21 is hereby deleted in its entirety and replaced with the following:

Eighty percent of the members of the Board are Independent Trustees, and each of the Audit Committee and Governance and Nominating Committee are comprised entirely of Independent Trustees.

The first sentence of the third paragraph in the section "Board of Trustees–Board Leadership Structure" on page B-21 is hereby deleted in its entirety and replaced with the following:

The same five persons on the Board of the Trust serve on the boards of the other funds in the Fund Complex (as defined above).

The section "Board of Trustees–Information about Each Trustee's Qualification, Experience, Attributes or Skills–Independent Trustees" beginning on page B-22 is hereby supplemented with the following:

Wade A. Dokken. Mr. Dokken has extensive experience in the financial services business. He is currently a member of WealthVest Financial Partners, a broker-dealer focused, national annuity wholesaling firm, and is also the co-founder and co-president of WealthVest Marketing, a financial services marketing and distribution firm specializing in high quality fixed and fixed index annuities from insurance companies. From 1989 to 2000, he was an executive of American Skandia (and, from 2000 to 2003, its chief executive officer) where, among other things, he was chairman of the board of American Skandia Trust, overseeing the American Skandia mutual funds, and a member of the international board of Skandia Life, overseeing mutual fund and pension businesses throughout Europe, Asia and South America.

The first sentence of the first paragraph in the section "Board of Trustees–Board Committees" on page B-22 is hereby deleted in its entirety and replaced with the following:

The Audit Committee consists of the four Independent Trustees of the Funds: Jerry M. Stai, Orlin W. Backes, R. James Maxson, and Wade A. Dokken.

The first sentence of the second paragraph in the section "Board of Trustees–Board Committees" on page B-22 is hereby deleted in its entirety and replaced with the following:

The Governance and Nominating Committee consists of the four Independent Trustees of the Funds: Jerry M. Stai, Orlin W. Backes, R. James Maxson, and Wade A. Dokken.

The Share Ownership in the Funds table in the section "Board of Trustees" on page B-23 is hereby supplemented with the following:

Independent Trustees
Wade A. Dokken(1)
Kansas Fund	None
Maine Fund	None
Nebraska Fund	None
New Hampshire Fund	None
Oklahoma Fund	None
Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by Trustee in Family of Investment Companies	None

(1)	Mr. Dokken did not serve as a Trustee during 2014 or 2015.

The Trustee Compensation table in the section "Compensation" on page B-23 is hereby supplemented with the following:

Independent Trustees
Wade A. Dokken(3)
Aggregate Compensation from the Fund(1)
Kansas Fund	$0
Maine Fund	$0
Nebraska Fund	$0
New Hampshire Fund	$0
Oklahoma Fund	$0
Total Compensation from Funds and Fund Complex Paid to Trustees(2)	$0

(3)	Mr. Dokken did not serve as a Trustee during 2014 or 2015.

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The information set forth in the SAI is superseded, to the extent applicable, by the information contained in this Supplement.

If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Funds' Shareholder Services Department at (800) 601-5593.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE